Dear Shareholder:

  In one of the more treacherous stock market periods in recent history, the Hilliard Lyons Growth Fund dropped by 8.4% in the third quarter of 1998. The S&P 500 dropped more, 10.3%. At September 30, the Fund was down 4.8% for 1998 while the Standard & Poor's 500 Index was up 6.0%. The volatility continued in October, but was positive. As this letter is written, the Fund has regained all its losses and is ahead by 9.4% for the year. In keeping with its historical pattern, the Fund performed well relative to other equity investors in a difficult period of stocks.

  There is sad news to report. On September 7th General Dillman A. Rash died. General Rash was an original Director and investor in the Fund. He was a man of enormous intellect and generosity. Always competitive, always demanding excellence, General Rash was on a constant quest to improve everything he touched including the Hilliard Lyons Growth Fund. He was a good friend, loyal and full of good humor. We will miss him.

STORMY WEATHER

  The great investor Warren Buffet has said that until the tide goes out, you don't know who's swimming naked. Well, the tide went out in the third quarter and we are happy to report that the Hilliard Lyons Growth Fund was well clad when exposed to the elements. There were positive developments on both a quantitative and qualitative basis. In terms of relative performance, the Fund had a good third quarter and has continued to outperform in October. That is only part of the story, however. The average stock Fund was down 15.0% for the quarter and 6.4% for the year. Funds which emphasized anything but the largest companies in the S&P 500 experienced significant losses for the most part.

  Much investment activity took place for the Fund. We think that it emerged from the period stronger by virtue of the moves we made. First, we had repeatedly voiced our uneasiness investing funds in a speculative, high priced market. As a result, earlier in the year cash built up to a level at times greater than 20%. Severe drops in some fine stocks we had hoped to buy made it possible to reduce our cash position considerably. Currently, the Fund is 92% invested in stocks. We also made important changes in existing holdings. In the worst market conditions, the babies are usually thrown out with the bath water, and a good opportunity becomes available to correct past investment mistakes. In the most recent period, we sold holdings in which we had lost conviction or which we determined were not up to our quality standards. We switched to stocks in what we think are superior businesses. While we received poor prices for our sales, we feel that we bought better and stronger companies at equally cheap prices. Frankly, we liked the bad spell. It allowed us to take some action for which we had waited a long time.

OUTLOOK

  The Hilliard Lyons Growth Fund's investment moves are always driven by individual company considerations as opposed to a "top down" approach.
However, broad economic factors drive stock prices in the short run. The market's dive in the third quarter was in response to worldwide developments that were at times truly chilling. Markets become most treacherous when the health of the world's large financial institutions is called into question. This has happened repeatedly over the last few months. In Japan, home to some of the world's largest banks, many are considered to be on shaky ground. They are believed to list as assets many loans that are unlikely to be repaid. Failure to acknowledge this reality keeps institutions afloat,
                                                            Continued . . . . .

avoids widespread financial panic, but retards healthy recovery. Exposure to losses in loans and investments in emerging companies in Asia, Eastern Europe, and Russia have led to stunningly large write-offs at blue chip banks and brokerage companies. Commitments to speculative hedge funds, whose primary activity is gambling on valuation relationships between a myriad of world financial instruments, also led to extensive losses and precipitous declines in many financial stocks. These are just the most glaring problems which have surfaced. World stock market fears in this case were quite substantive in nature and touched Wall Street in the process.

  We are optimistic that over time many of today's ailing financial institutions will recover. This conviction stems from our belief that the healthy parts of the world's financial structures dwarf the shaky parts. It is strongly in the interest of the healthy institutions to prevent a crisis of confidence in all financial institutions because of problems with a few. The trick is to let economic pain be doled out to those who deserve it without damaging the innocent. Human beings are emotional and occasionally overdo a good thing. In this case, it was support of growth in emerging economies. Cleansing the system takes time. Complicated solutions require extensive thought and negotiation. This process is in progress. Consolidations and ownership shifts are currently taking place.

  Our expectation for a continuation of the above average stock market profits of the past few years are quite tempered during this period of rebuilding in many emerging economies and selected financial institutions. We are always grateful to have the kind of investors we have in the Hilliard Lyons Growth Fund. They have long-term horizons which enable them to see lulls in stock market progress more as opportunities than reason for impatience. We appreciate your support and believe our Fund, with its distinctive style, can deliver above average returns to the conservative investor.

                                           DONALD F. KOHLER
                                           Chairman

                                           SAMUEL C. HARVEY
                                           President

                                                                       Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 87.2%
 -------------------------------------------------------------------------------
           BASIC INDUSTRY -- 4.5%
           ---------------------------------------------------------------------
 126,000   Sigma-Aldrich..........................................   $ 3,638,250
                                                                     -----------
                                                                       3,638,250
           CAPITAL GOODS -- 15.7%
           ---------------------------------------------------------------------
 157,000   Dover Corp.............................................     4,847,375
  21,000   General Electric Co....................................     1,670,813
  16,800   Hubbell Inc. CL B......................................       596,400
  57,000   Nordson Corp...........................................     2,679,000
 115,000   Raychem Corp...........................................     2,803,125
                                                                     -----------
                                                                      12,596,713
           CONSUMER DURABLE -- 5.6%
           ---------------------------------------------------------------------
 116,000   Donaldson Inc..........................................     1,856,000
  90,000   Harley-Davidson Inc....................................     2,643,750
                                                                     -----------
                                                                       4,499,750
           CONSUMER NON-DURABLE -- 9.9%
           ---------------------------------------------------------------------
  81,900** Bush Boake Allen Inc...................................     2,190,825
  40,000   Gillette Co. ..........................................     1,530,000
  30,000   Lauder Estee Cos. Inc. CL A............................     1,537,500
  97,000   Mattel Inc. ...........................................     2,716,000
                                                                     -----------
                                                                       7,974,325
           FINANCIAL -- 26.7%
           ---------------------------------------------------------------------
  57,500   American International Group Inc. .....................     4,427,500
      23** Berkshire Hathaway Inc.................................     1,370,800
 216,000   Cincinnati Financial Corp..............................     6,642,000
  72,500   Federal Home Loan Mortgage Corp........................     3,584,219
  18,000   Fifth Third Bancorp....................................     1,035,000
  52,312   Synovus Financial Corp.................................     1,033,162
  39,000   Wachovia Corp..........................................     3,324,750
                                                                     -----------
                                                                      21,417,431
           HEALTH CARE -- 9.8%
           ---------------------------------------------------------------------
  38,500   Allergan Inc...........................................     2,247,438
  44,000   Johnson & Johnson......................................     3,443,000
  65,550   Life Technologies Inc..................................     2,187,731
                                                                     -----------
                                                                       7,878,169

                                                                        Market
 Shares  Company                                                        Value
--------------------------------------------------------------------------------
         RETAIL & SERVICES -- 15.0%
         -----------------------------------------------------------------------
 135,000 Brady WH Co. CL A.........................................    2,801,250
  49,000 Gannett Inc...............................................    2,624,561
  85,000 G & K Services Inc. CL A..................................    3,984,375
  59,000 Walgreen Co...............................................    2,599,688
                                                                      ----------
                                                                      12,009,874
 TOTAL COMMON STOCKS --
  (COST --$53,727,015)..............................................  70,014,512
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.6%
-------------------------------------------------------------------------------

 Principal
 Amount      Description
 ----------- -----------
 $10,915,000 Federal Home Loan Bank
             Purchase Yield 5.983%,
             due 10/01/98............  10,915,000
                                      -----------
             TOTAL U.S. GOVERNMENT
             AGENCY OBLIGATIONS (AM-
             ORTIZED COST --
             $10,915,000)............  10,915,000
                                      -----------
 OTHER ASSETS LESS LIABILITIES --
  (-0.8%)............................    (610,685)
                                      -----------
 TOTAL NET ASSETS                     $80,318,827
                                      -----------
 Net assets
             Investor A shares....... $73,725,744
             Investor B shares.......   6,593,083
                                      -----------
                                      $80,318,827
 Shares of capital stock
             Investor A shares.......   2,556,389
             Investor B shares.......     229,476
                                      -----------
                                        2,785,865
 Net assets value
             Investor A shares--re-
             demption price per
             share................... $     28.83
             Investor B shares--of-
             fering price per share*. $     28.72

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
* Redemption price of Investor B shares varies based on length of time shares are held.
**Non-income producing security.
                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                              SEPTEMBER 30, 1998

                      ----------------------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                John C. Owens
Stewart E. Conner
                Gilbert L. Pamplin
Donald F. Kohler

                                    OFFICERS

Donald F. Kohler--Chairman
Samuel C. Harvey--President
Thomas A. Corea--Vice President
Joseph C. Curry, Jr.--Vice President, Treasurer and Secretary
Dianna P. Wengler--Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998